UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 06, 2006
                                                  (December 29, 2005)


                             PEGASUS WIRELESS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Nevada                          000-32567                  52-2273215
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File           (IRS Employer
  of incorporation)                  Number)                 Identification No.)


48499 Milmont Dr., Freemont, CA                                   94538
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (510) 490-8288


   Blue Industries, Inc., 1480 Breakers West Blvd., Royal Palm Beach, FL 33401
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


-----------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(C))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 - Entry into a Material Definative Agreement

Pegasus closed the acquisition of 51% of Cnet Technology, Inc. on December 29, 2005.

The Company purchased 51% of Cnet in exchange for $1,000,000 in cash. The Company also invested $1,000,000 for raw materials to manufacture 8,000 units of Pegasus product line.


SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The cash portion of the CNET transaction was provided by the sale of 222,222 shares of restricted common stock of the Company to Jasper Knabb, President of Pegasus, in exchange for $2,000,000 in cash, or $9.00 per share.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

     A. Financials

The audited consolidated financial statements of Cnet Technology, Inc. for the years ended December 31, 2004 and 2003, and the unaudited consolidated financial statements for the nine months ended September 30, 2005 and 2004, are included herein, starting on page F-1.

These financials are not reflective of the operations purchased. We purchased 51% of CNET-Cayman. CNET-Cayman owns 100% of ANET. ANET is a Peoples Republic of China corporation which is the operating entity. ANET owns and operates two SMT manufacturing lines located in the Peoples Republic of China. CNET-Cayman was owned 100% by CNET-Taiwan. CNET-Taiwan is publicly traded on the Taipei stock exchange. A Taiwanese company is not allowed to directly own a company formed in the Peoples Republic of China. As a result of this legally mandated structure, CNET-Taiwan has managed it accounting and transfer pricing in ways to minimize tax ramifications in the Peoples Republic of China. In essence, CNET-Taiwan purchases the raw materials for the manufacturing process and also records the sale of the manufactured goods to third parties on the financial statements of CNET-Taiwan. CNET-Cayman's revenues are 100% to CNET-Taiwan and consist only of the actual labor cost expended by ANET in the manufacturing process. Upon completion of this acquisition, the accounting at the CNET-Cayman will change, the revenues and related expenses will be recorded at the CNET-Cayman level.

B. Pro Forma Financial

The unaudited pro-forma financial statements as of June 30, 2005 for Pegasus and December 31, 2004 for CNET and for the three and nine months ended September 30, 2005 are included herein.

The first set of pro-forma financials reflect the historical CNET-Cayman financials. The second set of pro- forma financials reflect as if Pegasus had acquired CNET- Cayman and changed the accounting to record the revenues and related expenses at CNET-Cayman as they will be changed from January 1, 2006.

     (d) Exhibits.

Exhibit Number   Description
-------------- ----------------------------------------------------
10.1   *       Share and Exchange  Agreement,  dated as of May 25, 2005,  by and among the Company and Homeskills, Inc.

10.2   *       Share and Exchange  Agreement,  dated as of November 5, 2004,  by and among Homeskills, Inc., and the shareholders of OTC Wireless, Inc.

10.3 Agreement as of December 29, 2005 among Pegasus Wireless Corp., a Nevada corporation ("Buyer"), CNet Technology, Inc., a corporation organized under the laws of Taiwan, Republic of China

14.1   *       Code of Ethics

16.1   *       Lawrence   Scharfman  &  Company  letter   regarding   change  of
               accountants

17.1   *       Letter of Resignation of Roger Pawson

99.3   *       July 18, 2005 press release

99.4   *       August 3, 2005 press release

99.5   *       November 1, 2005 press releas

99.6   *       December 22, 2005 press release


* - filed previously



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                             PEGASUS WIRELESS CORP.




    January  06, 2005        By:  /s/ Stephen H. Durland
                                --------------------------
                                Stephen H. Durland
                                Title: CFO

                          INDEX TO FINANCIAL STATEMENTS


Reports of Independent Registered Public Accounting Firm....................F-2

Combined Balance Sheets.....................................................F-3

Combined Statements of Operations and Comprehensive Income (Loss)...........F-4

Combined Statements of Stockholders' Equity (Deficiency)....................F-5

Combined Statements of Cash Flows...........................................F-6

Notes to Combined Financial Statements......................................F-7

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors and Stockholders
CnetTechnology, Inc. (Cayman)


We have audited the accompanying consolidated balance sheets of Cnet Technology, Inc., (Cayman), (the "Companies") as of December 31, 2004 and 2003 and the related consolidated statements of operations and comprehensive income (loss), stockholders' equity (deficiency) and cash flows for the two years in the period ended December 31, 2004. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Companies as of December 31, 2004 and 2003 and the results of their operations and their cash flows for the two years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.




                                       /s/Pollard-Kelley Auditing Services, Inc.
                                          Pollard-Kelley Auditing Services, Inc.

Fairlawn, Ohio
December 13, 2005

                              CNET TECHNOLOGY, INC.
                           Consolidated Balance Sheets


                                   ASSETS                                      September 30,       December 31,
                                                                                    2005               2004
                                                                             ------------------ -------------------
                                                                                (Unaudited)
CURRENT ASSETS
  Cash and equivalents                                                       $          247,228 $           284,403
  Accounts receivable - related party                                                         0              56,094
  Inventory                                                                              22,514               5,006
  Other current assets                                                                   86,213              41,810
                                                                             ------------------ -------------------
          Total current assets                                                          355,955             387,313
                                                                             ------------------ -------------------
PROPERTY AND EQUIPMENT
  Property and equipment                                                              2,473,583           2,473,583
        Less accumulated depreciation                                                  (808,813)           (586,936)
                                                                             ------------------ -------------------
          Net property and equipment                                                  1,664,770           1,886,647
                                                                             ------------------ -------------------
OTHER ASSETS
  Deposits and other assets                                                                   0                   0
                                                                             ------------------ -------------------
          Total other assets                                                                  0                   0
                                                                             ------------------ -------------------
Total Assets                                                                 $        2,020,725 $2,273,960
                                                                             ================== ===================
                    LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable                                                          $          373,820 $           226,662
   Accrued expenses                                                                      51,665              67,201
                                                                             ------------------ -------------------
          Total current liabilities                                                     425,485             293,863
                                                                             ------------------ -------------------
Total Liabilities                                                                       425,485             293,863
                                                                             ------------------ -------------------
STOCKHOLDERS' EQUITY (DEFICIENCY)
   Common stock, $1.00 par value, authorized 50,000; 30,100 shares  issued and
       outstanding                                                                       30,100              30,100
   Additional paid-in capital in excess of par                                        2,979,900           2,979,900
   Accumulated comprehensive income (loss)                                               (1,720)             (3,411)
   Accumulated deficit                                                               (1,413,040)         (1,026,492)
                                                                             --------------------------------------
          Total stockholders' equity                                                  1,595,240           1,980,097
                                                                             ------------------ -------------------
Total Liabilities and Stockholders' Equity                                   $        2,020,725 $         2,273,960
                                                                             ================== ===================




     The accompanying notes are an integral part of the financial statements

                              CNET TECHNOLOGY, INC.
                      Consolidated Statements of Operations


                                                Nine months           Nine months
                                                    ended                ended             Year Ended          Year Ended
                                                  September            September            December            December
                                                   30, 2005            30, 2004             31, 2004            31, 2003
                                               ----------------    -----------------    ----------------    -----------------
                                                     (Unaudited)          (Unaudited)

REVENUES                                       $        577,168    $         310,786    $        490,663    $         285,047

COST OF SALES                                           545,280              469,994             584,383              162,749
                                               ----------------    -----------------    ----------------    -----------------

Gross Margin                                             31,888             (159,208)            (93,720)             122,298

OPERATING EXPENSES
    Depreciation and amortization                       221,877              271,945             362,593              224,293
    General and administrative                          194,340              113,223             220,919              253,552
                                               ----------------    -----------------    ----------------    -----------------

          Total operating expenses                      416,217              385,168             583,512              477,845
                                               ----------------    -----------------    ----------------    -----------------

 Operating loss                                        (384,329)            (544,376)           (677,232)            (355,547)
                                               ----------------    -----------------    ----------------    -----------------

OTHER INCOME (EXPENSE):
    Interest income                                       2,132                5,059               5,353                2,049
    Other income                                              0                    0                 358                    0
    Foreign currency transaction gain (loss)             (4,352)              (3,011)               (776)                (697)
                                               ----------------    -----------------    ----------------    -----------------

          Total other income (expense)                   (2,220)               2,048               4,935                1,352
                                               ----------------    -----------------    ----------------    -----------------

Net loss before income tax                             (386,549)            (542,328)           (672,297)            (354,195)

    Income tax                                                0                    0                   0                    0
                                               ----------------    -----------------    ----------------    -----------------

Net loss                                       $       (386,549)   $        (542,328)   $       (672,297)   $        (354,195)
                                               ================    =================    ================    =================

Net loss per common share - basic              $       (12.84)     $      (18.02)       $       (22.34)     $      (11.76)
                                               ================    =================    ================    =================

Weighted average number of common
shares outstanding - basic                               30,100               30,100              30,100               30,100
                                               ================    =================    ================    =================

     The accompanying notes are an integral part of the financial statements

                              CNET TECHNOLOGY, INC.
                 Consolidated Statements of Stockholders' Equity


                                                                                   Accumulated                          Total
                                         Number of      Par                       Comprehensive      Accumulated    Stockholders'
                                          Shares      Value         APIC          Income (Loss)        Deficit         Equity
                                        ----------   ----------  ------------    ----------------  -------------   -------------

BEGINNING BALANCE, January 1, 2003               0   $        0  $          0    $              0  $           0   $           0

 Common stock issued for assets and cash    30,100       30,100     2,979,900                   0              0       3,010,000
 Other comprehensive income (loss)               0            0             0             (3,424)              0          (3,424)
   Net loss                                      0            0             0                   0       (354,195)       (354,195)
                                        ----------   ----------  ------------    ----------------  -------------   -------------

BALANCE, December 31, 2003                  30,100       30,100     2,979,900             (3,424)       (354,195)      2,652,381

   Other comprehensive income (loss)             0            0             0                 341              0             341
   Net loss                                      0            0             0                   0       (672,297)       (672,297)
                                        ----------   ----------  ------------    ----------------  -------------   -------------

BALANCE, December 31, 2004                  30,100       30,100     2,979,900             (3,083)     (1,026,492)      1,980,425

   Other comprehensive income (loss)             0            0             0               1,695              0           1,695
   Net loss                                      0            0             0                   0       (386,548)       (386,548)
                                        ----------   ----------  ------------    ----------------  -------------   -------------

ENDING BALANCE, September 30, 2005
    (unaudited)                             30,100   $   30,100  $  2,979,900    $        (1,388)  $  (1,413,040)  $   1,595,572
                                        ==========   ==========  ============    ================  =============   =============









     The accompanying notes are an integral part of the financial statements

                              CNET TECHNOLOGY, INC.
                           Consolidated of Cash Flows

                                                           Nine months        Nine months
                                                              ended              ended            Year Ended          Year Ended
                                                          September 30,      September 30,       December 31,        December 31,
                                                              2005               2004                2004                2003
                                                        ---------------    ---------------    ---------------    ----------------
                                                             (Unaudited)        (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                       $      (386,549)   $      (542,328)   $      (672,298)   $       (354,195)
Adjustments to reconcile net loss to net cash used by
operating activities:
     Depreciation and amortization                              221,877            271,945            362,593             224,293
Changes in operating assets and liabilities:
     (Increase) decrease in accounts receivable                  56,094            319,500            336,098            (392,189)
     (Increase) decrease in inventory                           (17,508)               291             16,490             (21,496)
     (Increase) decrease in other current assets                (44,403)           (78,204)              (290)                  0
     Increase (decrease) in accounts payable                    147,158           (356,419)          (462,739)            682,214
     Increase (decrease) in accrued expenses                    (15,536)             3,302             46,651              20,546
                                                        ---------------    ---------------    ---------------    ----------------

Net cash  provided (used) by operating activities               (38,867)          (381,913)          (373,495)            159,173
                                                        ---------------    ---------------    ---------------    ----------------

CASH FLOW FROM INVESTING ACTIVITIES:
     Purchase of property and equipment                               0            (18,241)           (18,241)           (151,957)
                                                        ---------------    ---------------    ---------------    ----------------

Net cash provided (used) by investing activities                      0            (18,241)           (18,241)           (151,957)
                                                        ---------------    ---------------    ---------------    ----------------

CASH FLOW FROM FINANCING ACTIVITIES:
    Common stock issued for cash                                      0                  0                  0             672,006
                                                        ---------------    ---------------    ---------------    ----------------

Net cash provided by financing activities                             0                  0                  0             672,006
                                                        ---------------    ---------------    ---------------    ----------------

Effect of exchange rates on cash                                  1,692              2,772                341              (3,424)
                                                        ---------------    ---------------    ---------------    ----------------

Net increase (decrease) in cash and equivalents                 (37,175)          (397,382)          (391,395)            675,798

CASH and equivalents, beginning of period                       284,403            675,798            675,798                   0
                                                        ---------------    ---------------    ---------------    ----------------

CASH and equivalents, end of period                     $       247,228    $       278,416    $       284,403    $675,798
                                                        ===============    ===============    ===============    ================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid in cash                                   $             0    $             0    $             0    $              0
                                                        ===============    ===============    ===============    ================
Income taxes paid in cash                               $             0    $             0    $             0    $              0
                                                        ===============    ===============    ===============    ================
Non-Cash Financing Activities:
  Common stock issued for assets                        $             0    $             0    $             0           2,337,994
                                                        ===============    ===============    ===============    ================


     The accompanying notes are an integral part of the financial statements

                              CNET TECHNOLOGY, INC.
                 Notes to the Consolidated Financial Statements
                   (Information with regard to the nine months
                 ended September 30, 2005 and 2004 is unaudited)

NOTE 1 - THE COMPANY

Cnet Technology, Inc., (The Company), was incorporated under the laws of the Cayman Islands on March 28, 2001, to engage in investments and to sell local computer networks. It is the sole shareholder of Anet Technology (WU- JIANG) Co., Ltd. which was incorporated under the laws of the Peoples Republic of China in 2002 to engage in the manufacture of computer parts, components and systems.

The ultimate parent is Cnet Technology, Inc. incorporated under the laws of the Republic of China (a/k/a Taiwan), which is publicly traded on the Taipei Stock Exchange.


NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents - For purposes of the statement of cash flows, the Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

Revenue Recognition - The Company recognizes revenue from product sales when units are shipped, provided no significant obligation remains and collection is probable.

Inventory - The Company values its inventory at the lower of cost or market, cost determined using the standard cost method. The Company also utilizes the reserve method to account for slow moving and obsolete inventory.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts. Actual results could differ from those estimates.

Income (loss) Per Share - Income (loss) per share is computed using the Weighted Average Number of common shares outstanding during the fiscal year.

Concentration of Credit Risk - The Company currently has sales only to its ultimate parent company. During the years ending and at December 31, 2004 and 2003, the Company had deposits in banks in excess of the FDIC insurance limit.

Interim Financial Information - The financial statements for the nine months ended September 30, 2005 and 2004 are unaudited and include all adjustments which in the opinion of management are necessary for fair presentation, and such adjustments are of a normal and recurring nature. The results for the nine months are not indicative of a full year results.

Foreign Currency Transaction and Translation Gains (Losses) - The principal operating entity of the Company is its subsidiary, Anet, which is located in the Peoples Republic of China. The functional currency of Anet is the Chines Yuan,
(RMB). Cnet has only one customer which is located in Taiwan, its parent company. Cnet bills this customer in US Dollars and is paid US Dollars, (USD). Anet records a transaction gain or loss at the time of receipt of payment consisting of the difference between the amount of ros billed and the amount of RMB the USD payment is converted into. On a consolidated basis, the Company's reporting currency is the US Dollar. The Company translated the income statement items using the average exchange rate for the period and balance sheet items using the end of period exchange rate, except for equity items, which are translated at historical rates, in accordance with SFAS 52.

                              CNET TECHNOLOGY, INC.
                 Notes to the Consolidated Financial Statements

NOTE 2 - INVENTORY

The Company values its inventory at the lower of cost or market, cost determined using the standard cost method. The Company also utilizes the reserve method to account for slow moving and obsolete inventory.


NOTE 3 - FIXED ASSETS

Fixed assets at December 31, 2004 and 2003 consist of almost exclusively of manufacturing equipment The Company has two SMT lines. The equipment is recorded at historical cost upon acquisition and depreciated on the straight-line basis over its estimated remaining useful life, generally five, seven or ten years. Depreciation expense was $221,877, $271,945, $362,593 and $224, 293 for the nine months ended September 30, 2005 and 2004 and the year ended December 31, 2004 and 2003, respectively.


NOTE 4 - STOCKHOLDERS' EQUITY

The authorized capital stock of the Company consists of 50,000 shares of common stock. The stock is $1.00 par value. There were 30,100 shares of common stock outstanding at September 30, 2005 and 2004 and December 31, 2004 and 2003. During the year ended December 31, 2003, 30,100 shares of common stock were issued to the Company's parent company in exchange for $672,000 in cash and $2,338,000 in equipment, valued at the parent's then current net book value.


NOTE 5 - INCOME TAXES

As a Cayman Islands corporation the Company carries no liability for income taxes. In addition, the Company's wholly owned subsidiary, Anet, has no liability for income taxes in the Peoples Republic of China, as it has recorded only losses since inception. The Company does not forsee Anet recording a profit in the future due to the fact that 100% of its revenues are generated within the control group of companies.


NOTE 6 - OPERATING LEASES

The Company leases an operating facility in the Peoples Republic of China from a third party under an operating lease expiring in 2006.

Future minimum lease payments, including payments to related parties, for the remaining lease term are as follows:


2006                             $    1,705,118
2007                                  1,115,943
2008                                  1,009,173
2009                                  1,009,173
2010                                  1,009,173
Thereafter                            3,027,520
                                 --------------
    Total                        $    8,876,100
                                 ==============

                              CNET TECHNOLOGY, INC.
                 Notes to the Consolidated Financial Statements


NOTE 7 - RELATED PARTY TRANSACTIONS

Related companies - The Companies record sales, accounts receivable, purchases, administrative expenses and accounts payable to and from its parent company and subsidiary and two brother-sister related companies. This includes 100% of its revenues and accounts receivable. These transactions are completed at negotiated prices which are not indicative of fair market value of the goods sold. The majority of this negotiated price is merely reimbursement of the cost of labor to manufacture the goods.


NOTE 8 - SUBSEQUENT EVENTS

On December 29, 2005, the Company's sole stockholder - Cnet (Taiwan) sold 51% of the Company to Pegasus Wireless Corp., a US based company for $1,000,000 in cash. Part of this purchase agreement calls for Cnet to produce a minimum of $13.2 million in revenue from the sale of third party products during the 12 months following the acquisition. In addition, Pegasus placed an initial order with Cnet for the immediate production of approximately 8,000 units of Pegasus product.

                     INDEX TO PRO FORMA FINANCIAL STATEMENTS





Pro forma Consolidated Balance Sheet.........................................F-2

Pro forma Consolidated Statements of Operations..............................F-3

Notes to Pro forma Consolidated  Financial Statement.........................F-4

                             PEGASUS WIRELESS CORP.
                      Pro forma Consolidated Balance Sheet
                               September 30, 2005
                                   (Unaudited)

                                                                                Cnet
                                                          Pegasus Wireless     Technology,          Proforma
                                                               Corp.              Inc             Adjustments      Proforma
                                                         -----------------   -------------   -------------------  --------------
                                  ASSETS                     (3 months)         (9 months)
CURRENT ASSETS
   Cash                                                  $         750,672   $     247,228  a)         2,000,000
                                                                                            b)        (2,000,000) $      997,900
   Accounts receivable                                             153,730               0                               153,730
   Inventory                                                       422,012          22,514  b)         1,000,000       1,444,526
   Prepaid expenses and other current assets                        18,794          86,213                               105,007
                                                         -----------------   -------------                        --------------
          Total current assets                                   1,345,208         355,955                             2,701,163
                                                         -----------------   -------------                        --------------
PROPERTY, PLANT AND EQUIPMENT
   (Net of accumulated depreciation)                               108,172       1,664,770                             1,772,942
                                                         -----------------   -------------                        --------------
          Total property, plant and equipment                      108,172       1,664,770                             1,772,942
                                                         -----------------   -------------                        --------------
OTHER ASSETS
   Investment in subsidiaries                                            0               0  b)         1,000,000
                                                                                            c)        (1,000,000)              0
   Goodwill                                                              0               0  c)           184,708         184,708
   Other                                                            28,186               0                                28,186
                                                         -----------------   -------------                        --------------
          Total other assets                                        28,186               0                               212,894
                                                         -----------------   -------------                        --------------
Total Assets                                             $       1,481,566   $   2,020,725                        $    4,686,999
                                                         =================   =============                        ==============
                   LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable                                      $         292,357   $     373,820                        $      666,177
   Accrued expenses                                                130,695          51,665                               182,360
   Customer deposits                                                 3,275               0                                 3,275
   Line of credit                                                        0               0                                     0
                                                         -----------------   -------------                        --------------
          Total current liabilities                                426,327         425,485                               851,812
                                                         -----------------   -------------                        --------------
LONG-TERM DEBT
   Long-term note payable - related party                                0               0                                     0
                                                         -----------------   -------------                        --------------
          Total long-term debt                                           0               0                                     0
                                                         -----------------   -------------                        --------------
Total Liabilities                                                  426,327         425,485                               851,812
   Minority interest in consolidated subsidiary                          0               0  c)           781,668         781,668
                                                         -----------------   -------------                        --------------
STOCKHOLDERS' EQUITY
  Preferred stock, $0.0001 and n/a par value; authorized
     20,000,000* and n/a; 0 and n/a outstanding                          0               -                                     0
  Common stock, $0.0001 and no par value; 100,000,000*,
     and 40,000,000 shares authorized; 67,193,556, and
     30,100 shares issued and outstanding                            6,719          30,100  a)                22
                                                                                            c)           (30,100)          6,741
   Additional paid-in capital                                   14,923,881       2,979,900  a)         1,999,978
                                                                                            c)         2,979,900)     16,923,859
   Accumulated comprehensive income (loss)                               0          (1,720)                               (1,720)
   Accumulated deficit                                         (13,875,361)     (1,413,040) c)         1,413,040     (13,875,361)
                                                         -----------------   -------------                        --------------
          Total stockholders' equity                             1,055,239       1,595,240                             3,053,519
                                                         -----------------   -------------                        --------------
Total Liabilities and  Stockholders' Equity              $       1,481,566   $   2,020,725                        $    4,686,999
                                                         =================   =============                        ==============



                     The accompanying notes are an integral
                   part of the pro-forma financial statements

                             PEGASUS WIRELESS CORP.
                 Pro forma Consolidated Statements of Operations
                                   (Unaudited)
                         Period ended September 30, 2005


                                     Pegasus
                                                       Wireless                 Cnet           Pro forma
                                                         Corp.            Technology, Inc     Adjustments           Pro forma
                                                       3 months               9 months
                                                    ------------------- -------------------- --------------  --------------------
REVENUES
   Sales                                            $           474,979 $            577,168                 $          1,052,147
                                                    ------------------- --------------------                 --------------------

          Total revenues                                        474,979              577,168                            1,052,147

COST OF SALES
   Cost of sales                                                210,498              545,280                              755,778
                                                    ------------------- --------------------                 --------------------

          Gross margin                                          264,481               31,888                              296,369
                                                    ------------------- --------------------                 --------------------

OPERATING EXPENSES
   General and administrative                                   462,109              194,340                              656,449
   Depreciation                                                  21,194              221,877                              243,071
                                                    ------------------- --------------------                 --------------------

          Total operating expenses                              483,303              416,217                              899,520
                                                    ------------------- --------------------                 --------------------

Operating loss                                                 (218,822)            (384,329)                            (603,151)
                                                    ------------------- --------------------                 --------------------

OTHER INCOME (EXPENSE)
   Interest income                                                3,128                2,132                                5,260
   Other income (expense)                                        22,672                    0                               22,672
   Foreign currency transaction gain (loss)                           0               (4,352)                              (4,352)
   Interest expense                                                   0                    0                                    0
                                                    ------------------- --------------------                 --------------------

          Total other income (expense)                           25,800               (2,220)                              23,580

  Minority interest in earnings of consolidated
       subsidiary                                                     0                    0        189,409               189,409
                                                    ------------------- --------------------                 --------------------

Net income (loss)                                   $          (193,022)$           (386,549)                $           (390,162)
                                                    =================== ====================                 ====================




                     The accompanying notes are an integral
                   part of the pro-forma financial statements

                             PEGASUS WIRELESS CORP.
              Notes to Pro forma Consolidated Financial Statements
                                   (Unaudited)


(1) Pro forma Changes On December 29, 2005, the Company entered into an acquisition agreement to acquire 51% of Cnet Technology, Inc. (CNET), , a Cayman Islands company. This business combination was accounted for as an acquisition. The Company paid $1,000,000 in cash to complete this acquisition.

     The Pro forma statement of operations includes the three months for the Company and nine months for CNET ended September 30, 2005.

(2)  Pro forma Adjustments

     a) 222,222 shares of restricted common stock of the Company were issued to Jasper Knabb, President of the Company, in exchange for $2,000,000, (or $9.00 per share), in cash.

     b) $1,000,000 in cash was paid to effect the acquisition. In addition the Company invested $1,000,000 for raw material to manufacture 8,000 units of Pegasus products.

     Consolidation:

     c) Eliminate investment in subsidiaries, the Company's retained deficit and common stock of subsidiaries.

                     INDEX TO PRO FORMA FINANCIAL STATEMENTS






Pro forma Consolidated Statements of Operations............................F-6

Notes to Pro forma Consolidated  Financial Statement.......................F-7

                             PEGASUS WIRELESS CORP.
                 Pro forma Consolidated Statements of Operations
                                   (Unaudited)
                                   Year ended


                                                         Pegasus                 Cnet
                                                        Wireless           Technology, Inc     Pro forma
                                                          Corp.              December 31,     Adjustments           Pro forma
                                                      June 30, 2005              2004
                                                   ------------------- -------------------- ---------------  --------------------
REVENUES
   Sales                                           $        3,172,351  $            490,663                  $          3,663,014
                                                   ------------------- --------------------                  --------------------

          Total revenues                                     3,172,351              490,663                             3,663,014

COST OF SALES
   Cost of sales                                             1,728,479              584,383                             2,312,862
                                                   ------------------- --------------------                  --------------------

          Gross margin                                       1,443,872              (93,720)                            1,350,152
                                                   ------------------- --------------------                  --------------------

OPERATING EXPENSES
   General and administrative                                2,294,255              220,919                             2,515,174
   Depreciation                                                109,074              362,593                               471,667
                                                                                    =======
                                                   ------------------- --------------------                  --------------------

          Total operating expenses                           2,403,329              583,512                             2,986,841
                                                   ------------------- --------------------                  --------------------

Operating loss                                                (959,457)            (677,232)                           (1,636,689)
                                                   ------------------- --------------------                  --------------------

OTHER INCOME (EXPENSE)
   Interest income                                               5,581                5,353                                10,934
   Other income (expense)                                        5,598                  358                                 5,956
   Foreign currency transaction gain (loss)                          0                 (776)                                 (776)
   Interest expense                                            (22,918)                   0                               (22,918)
                                                   ------------------- --------------------                  --------------------

          Total other income (expense)                         (11,739)               4,935                                (6,804)

  Minority interest in earnings of consolidated
       subsidiary                                                    0                    0         329,426               329,426
                                                   ------------------- --------------------                  --------------------

Net income (loss)                                  $          (971,196)$           (672,297)                 $         (1,314,067)
                                                   =================== ====================                  ====================



                     The accompanying notes are an integral
                   part of the pro-forma financial statements

                             PEGASUS WIRELESS CORP.
              Notes to Pro forma Consolidated Financial Statements
                                   (Unaudited)


(1) Pro forma Changes On December 29, 2005, the Company entered into an acquisition agreement to acquire 51% of Cnet Technology, Inc. (CNET), , a Cayman Islands company. This business combination was accounted for as an acquisition. The Company paid $1,000,000 in cash to complete this acquisition.

     The Pro forma statement of operations includes the year ended June 30, 2005 for the Company and December 31, 2004 for CNET. The Revenue and Cost of Sales amounts for CNET reflect the actual amounts recorded by CNET(Cayman).

(2)  Pro forma Adjustments

     a) 222,222 shares of restricted common stock of the Company were issued to Jasper Knabb, President of the Company, in exchange for $2,000,000, (or $9.00 per share), in cash.

     b) $1,000,000 in cash was paid to effect the acquisition. In addition the Company invested $1,000,000 for raw material to manufacture 8,000 units of Pegasus products.

     Consolidation:

     c) Eliminate investment in subsidiaries, the Company's retained deficit and common stock of subsidiaries.

                     INDEX TO PRO FORMA FINANCIAL STATEMENTS






Pro forma Consolidated Statements of Operations..............................F-9

Notes to Pro forma Consolidated  Financial Statement........................F-10

                             PEGASUS WIRELESS CORP.
                 Pro forma Consolidated Statements of Operations
                                   (Unaudited)
                         Period ended September 30, 2005


                                     Pegasus
                                                            Wireless                 Cnet         Pro forma
                                                              Corp.            Technology, Inc   Adjustments       Pro forma
                                                            3 months               9 months
                                                          ---------------- -------------------- --------------  ----------------
REVENUES
   Sales                                                  $        474,979 $         32,465,869                 $     32,940,848
                                                          ---------------- --------------------                 ----------------

          Total revenues                                           474,979           32,465,869                       32,940,848

COST OF SALES
   Cost of sales                                                   210,498           26,684,540                       26,895,038
                                                          ---------------- --------------------                 ----------------

          Gross margin                                             264,481            5,781,329                        6,045,810
                                                          ---------------- --------------------                 ----------------

OPERATING EXPENSES
   General and administrative                                      462,109              194,340                          656,449
   Depreciation                                                     21,194              221,877                          243,071
                                                          ---------------- --------------------                 ----------------

          Total operating expenses                                 483,303              416,217                          899,520
                                                          ---------------- --------------------                 ----------------

Operating loss                                                    (218,822)           5,365,112                        5,146,290
                                                          ---------------- --------------------                 ----------------

OTHER INCOME (EXPENSE)
   Interest income                                                   3,128                2,132                            5,260
   Other income (expense)                                           22,672                    0                           22,672
   Foreign currency transaction gain (loss)                              0               (4,352)                          (4,352)
   Interest expense                                                      0                    0                                0
                                                          ---------------- --------------------                 ----------------

          Total other income (expense)                              25,800               (2,220)                          23,580

  Minority interest in earnings of consolidated
       subsidiary                                                        0                    0     (2,627,817)       (2,627,817)
                                                          ---------------- --------------------                 ----------------

Net income (loss)                                         $       (193,022)$          5,362,892                 $      2,542,053
                                                          ================ ====================                 ================






                     The accompanying notes are an integral
                   part of the pro-forma financial statements

                             PEGASUS WIRELESS CORP.
              Notes to Pro forma Consolidated Financial Statements
                                   (Unaudited)


(1) Pro forma Changes On December 29, 2005, the Company entered into an acquisition agreement to acquire 51% of Cnet Technology, Inc. (CNET), , a Cayman Islands company. This business combination was accounted for as an acquisition. The Company paid $1,000,000 in cash to complete this acquisition.

     The Pro forma statement of operations includes the three months for the Company and nine months for CNET ended September 30, 2005. The Revenue and Cost of Sales amounts for CNET reflect what those amounts would have been had Pegasus acquired CNET on 01/01/05 and changed the accounting of CNET to the methodology that is being implemented effective 01/01/06.

(2)  Pro forma Adjustments

     a) 222,222 shares of restricted common stock of the Company were issued to Jasper Knabb, President of the Company, in exchange for $2,000,000, (or $9.00 per share), in cash.

     b) $1,000,000 in cash was paid to effect the acquisition. In addition the Company invested $1,000,000 for raw material to manufacture 8,000 units of Pegasus products.

     Consolidation:

     c) Eliminate investment in subsidiaries, the Company's retained deficit and common stock of subsidiaries.

                     INDEX TO PRO FORMA FINANCIAL STATEMENTS




Pro forma Consolidated Statements of Operations.............................F-12

Notes to Pro forma Consolidated  Financial Statement........................F-13

                             PEGASUS WIRELESS CORP.
                 Pro forma Consolidated Statements of Operations

                                  (Unaudited)
                                   Year ended


                                                     Pegasus                 Cnet
                                                    Wireless           Technology, Inc        Pro forma
                                                      Corp.              December 31,        Adjustments         Pro forma
                                                  June 30, 2005              2004
                                                 ------------------- -------------------- ------------------  ----------------
REVENUES
   Sales                                         $         3,172,351 $         27,599,938                     $     30,772,289
                                                 ------------------- --------------------                     ----------------

          Total revenues                                   3,172,351           27,599,938                           30,772,289

COST OF SALES
   Cost of sales                                           1,728,479           22,445,836                           24,174,315
                                                 ------------------- --------------------                     ----------------

          Gross margin                                     1,443,872            5,154,102                            6,597,974
                                                 ------------------- --------------------                     ----------------

OPERATING EXPENSES
   General and administrative                              2,294,255              220,919                            2,515,174
   Depreciation                                              109,074              362,593                              471,667
                                                                                  =======
                                                 ------------------- --------------------                     ----------------

          Total operating expenses                         2,403,329              583,512                            2,986,841
                                                 ------------------- --------------------                     ----------------

Operating loss                                              (959,457)           4,570,590                            3,611,133
                                                 ------------------- --------------------                     ----------------

OTHER INCOME (EXPENSE)
   Interest income                                             5,581                5,353                               10,934
   Other income (expense)                                      5,598                  358                                5,956
   Foreign currency transaction gain (loss)                        0                 (776)                                (776)
   Interest expense                                          (22,918)                   0                              (22,918)
                                                 ------------------- --------------------                     ----------------

          Total other income (expense)                       (11,739)               4,935                               (6,804)

  Minority interest in earnings of consolidated
       subsidiary                                                  0                    0         (2,242,007)       (2,242,007)
                                                 ------------------- --------------------                     ----------------

Net income (loss)                                $          (971,196)$          4,575,525                     $      1,362,322
                                                 =================== ====================                     ================




                     The accompanying notes are an integral
                   part of the pro-forma financial statements

                             PEGASUS WIRELESS CORP.
              Notes to Pro forma Consolidated Financial Statements


                                   (Unaudited)


(1) Pro forma Changes On December 29, 2005, the Company entered into an acquisition agreement to acquire 51% of Cnet Technology, Inc. (CNET), , a Cayman Islands company. This business combination was accounted for as an acquisition. The Company paid $1,000,000 in cash to complete this acquisition.

     The Pro forma statement of operations includes the year ended June 30, 2005 for the Company and December 31, 2004 for CNET. The Revenue and Cost of Sales amounts for CNET reflect what those amounts would have been had Pegasus acquired CNET on 01/01/04 and changed the accounting of CNET to the methodology that is being implemented effective 01/01/06.

(2)  Pro forma Adjustments

     a) 222,222 shares of restricted common stock of the Company were issued to Jasper Knabb, President of the Company, in exchange for $2,000,000, (or $9.00 per share), in cash.

     b) $1,000,000 in cash was paid to effect the acquisition. In addition the Company invested $1,000,000 for raw material to manufacture 8,000 units of Pegasus products.

     Consolidation:

     c) Eliminate investment in subsidiaries, the Company's retained deficit and common stock of subsidiaries.



                                      F-13